Summary Prospectus		August 26, 2016
PXLG	PowerShares Russell Top 200 Pure Growth Portfolio

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated August 26, 2016 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares Russell Top 200 Pure Growth Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Top 200® Pure Growth Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio rate turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is composed of securities selected from the Russell Top 200® Index, which includes the largest 200 securities of the Russell 3000® Index, an index measuring the performance of 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with higher price-to-book ratios and higher forecasting growth values. The Underlying Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Underlying Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics.

The Fund generally will invest in all of the component securities of the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower than that of other types of investments.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the technology sector.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a

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broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2016 was (3.27)%.

Best Quarter	Worst Quarter
14.19% (1st Quarter 2012)	(5.49)% (3rd Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/16/2011)
Return Before Taxes	6.19%	14.72%
Return After Taxes on Distributions	5.90%	14.28%
Return After Taxes on Distributions and Sale of Fund Shares	3.73%	11.72%
Russell Top 200® Pure Growth Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Blended-Russell Top 200® Pure Growth Index(2) (reflects no deduction for fees, expenses or taxes)	6.62%	15.19%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	14.56%

(1)

Effective after the close of business on May 22, 2015, the Fund changed its underlying index from the RAFI® Fundamental Large Growth Index to the Russell Top 200® Pure Growth Index. Performance information is not available for the Russell Top 200® Pure Growth Index because that Index did not commence calculation and publication until April 7, 2015.

(2)	The data shown as “Blended-Russell Top 200® Pure Growth Index” is composed of the performance of the RAFI® Fundamental Large Growth Index from June 16, 2011, the Fund’s inception date, through May 22, 2015, followed by the performance of the Russell Top 200® Pure Growth Index after that date through December 31, 2015.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

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